UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 28, 2017

The Mexico Fund, Inc.
(Exact name of registrant as specified in its charter)

Maryland	811-02409	13 306 9854
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1900 K Street, NW Washington, DC 20006
(Address of principal executive offices) (Zip Code)

(202) 261-7941
Registrant’s telephone number, including area code:

(none)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under The Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under The Exchange Act (17 CFR 240.13e-4(c))

Item 7.01   Regulation FD Disclosure

Pursuant to Regulation FD Rules 100-103, The Mexico Fund, Inc. (the “Fund”) furnishes the Monthly Summary Report of the Fund’s Investment Adviser.

Item 9.01   Financial Statements and Exhibits

(d) Exhibits

The following exhibit is filed as part of this report:

(i)   February 2017 Monthly Summary Report

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Mexico Fund, Inc.

Date: March 7, 2017	By:	/s/ Douglas P. Dick
Douglas P. Dick
Assistant Secretary